UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
July 29, 2026
Date of Report (Date of earliest event reported)

CRITEO S.A.
(Exact name of registrant as specified in its charter)

Luxembourg	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Place de la Gare, L-1616 Luxembourg, Grand Duchy of Luxembourg	L-1616
(Address of principal executive offices)	(Zip Code)
+352 27866850
Registrant’s telephone number, including area code
32 Rue Blanche, Paris, France 75009
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value €0.025 per share	CRTO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Introductory Note.
On July 29, 2026, Criteo S.A. (“Criteo” or the “Company”) completed its previously announced corporate redomiciliation from France to Luxembourg via a cross-border conversion (the “Conversion”).
In connection with the Conversion, on July 29, 2026:
•the acknowledgment (constat) deed confirming the effectiveness of the Conversion was enacted by the Luxembourg notary;
•the Company converted, without being dissolved, wound up or placed into liquidation, from being a public limited liability company (société anonyme) governed by the laws of France (“French Criteo”) to being a public limited liability company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg (“Lux Criteo”), pursuant to the terms of the Draft Terms of Cross-Border Conversion of the Company, dated January 6, 2026;
•each ordinary share of French Criteo, including shares represented by French Criteo’s American Depositary Shares (“ADSs”), each of which represented one ordinary share of French Criteo, was converted into one ordinary share of Lux Criteo; each time-based restricted stock unit and performance-based restricted stock unit of French Criteo continued as a time-based restricted stock unit and performance-based restricted stock unit, respectively, of Lux Criteo; and each option or warrant to obtain shares of French Criteo continued as an option or warrant to obtain an equal number of shares of Lux Criteo, respectively;
•all ADSs were mandatorily surrendered and the holders thereof received one ordinary share of Lux Criteo per ADS, and their rights as a holder of ADSs were terminated, subject to compliance with the Deposit Agreement (as defined below);
•the Deposit Agreement (as defined below) was terminated;
•the Company adopted the Lux Articles (as defined below); and
•the terms of office of the directors and officers immediately prior to the Conversion continued and remained in full force following the Conversion.
The Conversion, and the adoption of the Lux Articles and related matters, were approved by the Company’s shareholders at a general meeting of the shareholders held on February 27, 2026 (the “General Meeting”). The deemed issuance of ordinary shares of Lux Criteo in connection with the Conversion was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-4 (File No. 333-291227), as amended (the “Registration Statement”), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on January 21, 2026. For additional information regarding the Conversion, please refer to the proxy statement / prospectus filed by the Company with the SEC on January 22, 2026 pursuant to Rule 424(b)(3) under the Securities Act (the “Proxy Statement / Prospectus”).
Prior to the Conversion, the ADSs were registered pursuant to Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and listed on Nasdaq. Pursuant to Rule 12g-3(a) under the Exchange Act: (i) Lux Criteo is the successor issuer to French Criteo; (ii) Lux Criteo’s ordinary shares are deemed to be registered under Section 12(b) of the Exchange Act; and (iii) Lux Criteo is subject to the periodic and current reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder. Lux Criteo hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. Lux Criteo’s ordinary shares will begin trading on Nasdaq at the opening of trading on July 29, 2026 and will trade under the symbol “CRTO” in lieu of the ADSs. The CUSIP number for Lux Criteo’s ordinary shares is L20675 101. The Conversion did not result in any material change to the Company’s business, operations, assets, liabilities, obligations, directors or management.

ITEM 1.02	Termination of a Material Definitive Agreement
In connection with the Conversion, as described in the Introductory Note, the Amended and Restated Deposit Agreement, dated as of December 28, 2021 (the “Deposit Agreement”), among the Company, the Bank of New York Mellon, as depositary, and all owners and holders from time to time of ADSs issued thereunder, was terminated.

ITEM 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As a result of the Conversion, as described in the Introductory Note, Lux Criteo’s ordinary shares will begin trading on Nasdaq at the opening of trading on July 29, 2026 and will trade under the symbol “CRTO” in lieu of the ADSs, which ADSs have ceased trading as a result of the Conversion.

ITEM 3.03	Material Modification to Rights of Security Holders.
As a result of the Conversion and the adoption of the Lux Articles (as defined below), the rights of the shareholders of Lux Criteo are governed by Luxembourg law and the Lux Articles. A description of certain differences in the rights of shareholders of the Company before and after the Conversion is included in the Proxy Statement / Prospectus under the heading “Comparison of Rights of Shareholders,” which section is incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety and subject to the full text of the Lux Articles, which is filed as Exhibit 3.1 to this report and incorporated herein by reference.

ITEM 5.03	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.
In connection with the Conversion and following its approval by the Company’s shareholders at the General Meeting, the Company adopted the articles of association of Lux Criteo (the “Lux Articles”) on July 29, 2026. Descriptions of the material provisions of the Lux Articles and the rights of the holders of ordinary shares of Lux Criteo thereunder are set forth under the headings “The Charter Proposal” and “Description of Lux Criteo Shares” in the Proxy Statement / Prospectus, respectively, which sections are incorporated herein by reference. Such descriptions are summaries, do not purport to be complete and are qualified in their entirety and subject to the full text of the Lux Articles, which is filed as Exhibit 3.1 to this report and incorporated herein by reference.

ITEM 8.01	Other Events.
The information set forth in the Introductory Note of this report is incorporated by reference into this Item 8.01.
Following the Conversion and the completion of the Company’s works council consultation on the contemplated redomiciliation to the United States, the Board of Directors of the Company (the “Board”) approved the transfer of the Company’s legal domicile from Luxembourg to the United States, which will be achieved via a cross-border merger of the Company with and into a wholly owned U.S. subsidiary (the “U.S. Merger”). The U.S. Merger is subject to shareholder approval and other customary conditions, and is expected to be completed in January 2027.
On July 29, 2026, the Company issued a press release regarding the completion of the Conversion and approval of the U.S. Merger by the Board. The press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.
Disclaimers.
Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include statements with respect to the U.S. Merger and our financial condition, results of operations, cash flows, plans, objectives, future performance and business and the assumptions underlying such statements. By way of illustration, words such as “anticipate”, “believe”, “expect”, “intend”, “estimate”, “project”, “will”, “should”, “could”, “may”, “predict” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. We base forward-looking statements on our current assumptions, expectations, estimates and projections about us and the markets that we serve in light of our industry experience, as well as our perception of historical trends, current conditions, expected future developments and other factors that we believe are appropriate under the circumstances. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties, estimates and assumptions that are difficult to predict and often outside of our control. Therefore, actual outcomes and results may differ materially from those expressed in forward-looking statements. These forward-looking statements are subject to risks, uncertainties and other factors, including, among others: failure to obtain the required shareholder vote to adopt the proposals needed to complete the U.S. Merger; failure to satisfy any of the other conditions to the U.S. Merger; the U.S. Merger not being completed; the impact or outcome of any legal proceedings or regulatory actions that may be instituted against us in connection with the Conversion or the U.S. Merger; failure to maintain our listing on Nasdaq following the Conversion or failure to list our common stock on NYSE following the U.S. Merger or maintain our listing thereafter; inability to take advantage of the potential strategic opportunities provided by, and realize the potential benefits of, the Conversion or the U.S. Merger; the disruption of current plans and operations; the disruption to our relationships, including with employees, landowners, suppliers, lenders, partners, governments and shareholders; the future financial performance of Criteo, including our anticipated growth rate and market opportunity; changes in shareholders’ rights as a result of the Conversion or the U.S. Merger; difficulty in adapting to operating under the laws of Luxembourg or the United States; the delay or abandonment of the U.S. Merger; costs or taxes related to the Conversion or the U.S. Merger; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the marketing industry; changes in applicable laws or accounting practices; failure related to our technology and our ability to innovate and respond to changes in technology; uncertainty regarding our ability to access a consistent supply of internet display advertising inventory and expand access to such inventory; investments in new business opportunities and the timing of these investments; whether the projected benefits of strategic transactions materialize as expected; uncertainty regarding our international operations and expansion, including related to changes in a specific country’s or region’s political or economic conditions or policies (such as changes in or new tariffs); the impact of competition; uncertainty regarding legislative, regulatory or self-regulatory developments regarding data privacy matters and the impact of efforts by other participants in our industry to comply therewith; our ability to obtain and utilize certain data as a result of consumer concerns regarding data collection and sharing, as well as potential limitations in accessing data from third parties; failure to enhance our brand cost-effectively; recent growth rates not being indicative of future growth; our ability to manage growth, potential fluctuations in operating results; our ability to grow our base of clients; risks related to future opportunities and plans, including the uncertainty of expected future financial performance and results; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Criteo’s and its subsidiaries’ filings with the SEC and reports, including Criteo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as amended, subsequent Quarterly Reports on Form 10-Q and the Registration Statement on Form S-4 expected to be filed by a subsidiary of Criteo in connection with the U.S. Merger, as well as future filings and reports by Criteo and its subsidiaries. As a result of these and other factors, no assurance can be given as to our future results and achievements. Accordingly, a forward-looking statement is neither a prediction nor a guarantee of future events or circumstances and those future events or circumstances may not occur. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this report. We are under no obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise.
Additional Information and Where to Find It
In connection with the U.S. Merger, a subsidiary of Criteo intends to file a Registration Statement on Form S-4 with the SEC that will include a preliminary proxy statement for a special meeting of Criteo’s shareholders to approve the U.S. Merger and related proposals and will also constitute a preliminary prospectus of such subsidiary. After the Registration Statement on Form S-4 is declared effective, the definitive proxy statement / prospectus and other relevant documents will be made available to Criteo’s shareholders as of the record date established for voting on the U.S. Merger and related proposals as will be set forth in the proxy statement / prospectus. Criteo and its subsidiaries may also file other relevant documents with the SEC regarding the U.S. Merger. This report is not a substitute for the Registration Statement on Form S-4, the proxy statement / prospectus or any other document that Criteo or its subsidiaries may file with the SEC with respect to the U.S. Merger (in each case, if and when available). The definitive proxy statement / prospectus will be made available to Criteo’s shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT / PROSPECTUS, ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CRITEO, ITS SUBSIDIARY AND THE U.S. MERGER.
Shareholders will be able to obtain copies of these materials (if and when they are available) and other documents containing important information about Criteo and the U.S. Merger, once such documents are filed with the SEC, free of charge through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Criteo are made available free of charge on Criteo’s investor relations website at criteo.investorroom.com.
No Offer or Solicitation
This report is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the U.S. Merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.
Participants in the Solicitation
Criteo and its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from Criteo’s shareholders in connection with the U.S. Merger. Information about Criteo’s directors and executive officers is set forth in the proxy statement for Criteo’s 2026 Annual Meeting of Shareholders, which was filed with the SEC on May 8, 2026. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement / prospectus and other relevant materials regarding the U.S. Merger to be filed with the SEC if and when they become available. These documents can be obtained free of charge from the sources indicated above in “Additional Information and Where to Find It” if and when they become available.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.1	Articles of Association of Criteo S.A.
99.1	Press Release of Criteo S.A. dated July 29, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Criteo S.A.

Date: July 29, 2026	By:	/s/ Ryan Damon
	Name:	Ryan Damon
	Title:	Chief Legal and Transformation Officer